                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): August 30, 1999






                            VISION TWENTY-ONE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        FLORIDA                   0-22977                      59-3384581
----------------------     ---------------------      --------------------------
    (State or other            (Commission                   (IRS Employer
    jurisdiction of            File Number)               Identification No.)
    incorporation)




                  7360 BRYAN DAIRY ROAD
                      LARGO, FLORIDA                             33777
-------------------------------------------------     --------------------------
(Address of principal executive offices)                      (Zip Code)




Registrant's Telephone Number, Including Area Code:  727-545-4300

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On September 1, 1999, Vision Twenty-One, Inc. (the "Company") completed the sale of substantially all of the assets of its Vision World, Stein Optical and EYE DRx retail chains to Eye Care Centers of America, Inc. ("ECCA"), a Thomas H. Lee Company (the "ECCA Transaction"). Simultaneously with the closing, the Company and ECCA entered into a comprehensive Strategic Alliance Agreement related to joint initiatives in managed care and the Company's refractive surgery programs.

         As consideration for the ECCA Transaction, the Company received cash in the amount of $37.3 million (the "Proceeds") with the final price subject to post closing adjustments. The principle followed in determining the amount of such consideration was arms length negotiations between the parties. At closing the Company applied $30.8 million of the Proceeds as a permanent pay down of its credit facility, $2.8 million as a pay down under its ongoing $7.5 million revolving credit facility, approximately $2.4 million will be applied to costs and other obligations related to the transaction and $1.25 million was utilized to fund an escrow agreement between the parties relative to the terms of the ECCA Transaction. The ECCA Transaction will be accounted for as a discontinued operation for financial reporting purposes. A copy of the Asset Purchase Agreement is filed with this report as Exhibit 10.66 and the above description is qualified in its entirety by reference to the complete terms and conditions contained in the Asset Purchase Agreement.

ITEM 5. OTHER EVENTS.

         AMENDMENT OF CREDIT AGREEMENT RELATED TO THE ECCA TRANSACTION. On August 30, 1999 the Company entered into the third amendment (the "Amendment") to its Amended and Restated Credit Agreement dated as of July 1, 1998 (the "Credit Agreement"). The Amendment provided for the consent to the ECCA Transaction by the Banks and Agent as parties to the Credit Agreement, revised certain covenants and financial ratios and waived the Company's non-compliance with certain obligations under the Credit Agreement through the date thereof. A copy of the Amendment is filed herewith as Exhibit 10.65 and incorporated herein by reference.

         PRESS RELEASE On September 1, 1999 the Company issued a press release announcing the completion of the sale of its retail optical chains to Eye Care Centers of America, Inc. a copy of which is filed herewith as Exhibit 99.0 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (b) Pro Forma Financial Information.

         The pro forma financial information for the ECCA Transaction, required pursuant to Article 11 of Regulation S-X, is as follows:

                         INDEX TO FINANCIAL STATEMENTS

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


                                                                                                         Page
                                                                                                         ----
Basis of Presentation ..................................................................................   4
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 ..........   5
Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1999 ........   6
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999 ...........................   7
Notes to Unaudited Pro Forma Consolidated Financial Information ........................................   8

                                       3

                    VISION TWENTY-ONE, INC. AND SUBSIDIARIES

                              UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL INFORMATION
                       ----------------------------------

BASIS OF PRESENTATION

         Effective August 31, 1999, Vision Twenty-One, Inc. ("the Company") disposed of substantially all of the assets, primarily consisting of accounts receivable, inventories, equipment and other tangible and intangible assets, and disposed of substantially all of the liabilities, primarily consisting of accounts payable, accrued expenses and accrued compensation of its three retail optical chains - Vision World, Stein Optical and the Eye DRx, (collectively referred to as Retail Optical Chains) to Eye Care Centers of America.

         The following unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of the Company, adjusted to give effect to the transaction described above. The unaudited pro forma statements of operations of the Company for the year ended December 31, 1998 and for the six months ended June 30, 1999 give effect to the transaction as if it had occurred January 1, 1998. The unaudited pro forma condensed consolidated balance sheet of the Company as of June 30, 1999 gives effect to the transaction at that date, and the application of the estimated proceeds from the sale.

         The unaudited pro forma consolidated financial statements are based on the historical financial statements of the Company and give effect to the disposition and related application of the estimated proceeds from the sale and the assumptions and adjustments described in the notes thereto. The unaudited pro forma consolidated financial information does not purport to indicate what the results of operations or financial conditions of the Company would have been if the transaction had been effected on the dates indicated or to project future results of operations or financial condition of the Company. Such pro forma financial information should be read in conjunction with the consolidated financial statements of the Company and the notes thereto.

                    VISION TWENTY-ONE, INC. AND SUBSIDIARIES

                        UNAUDITED PRO FORMA CONSOLIDATED
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998


                                          Historical Company      Retail Optical
                                               for the            Chains for the
                                            twelve months         twelve months
                                                ended                 ended           Disposition         Pro Forma
                                          December 31, 1998     December 31, 1998     Adjustments       Consolidated
                                         -------------------    ------------------    ------------     --------------
REVENUES:
   LADS operations, net                  $       109,477,913    $       40,456,367                     $   69,021,546
   Managed care                                   54,980,006                                               54,980,006
   Buying group                                   58,959,195                                               58,959,195
                                         -------------------    ------------------                     --------------
                                                 223,417,114            40,456,367                        182,960,747
                                         -------------------    ------------------                     --------------
OPERATING EXPENSES:
   LADS operating expenses                        86,277,417            27,251,904                         59,025,513
   Medical claims                                 42,159,210                                               42,159,210
   Cost of buying group sales                     55,926,173                                               55,926,173
   General & administrative                       27,664,447             8,999,032                         18,665,415
   Depreciation & amortization                     6,984,129             1,612,997                          5,371,132
   Special items:
     Restructuring and other charges               6,462,595             1,911,000                          4,551,595
     Start-up and software development
     Costs                                           932,494                                                  932,494
     Merger costs                                    717,835               212,604    $   505,231 (1)
                                         -------------------    ------------------    -----------      --------------
                                                 227,124,300            39,987,537        505,231         186,631,532
                                         --------------------   ------------------    -----------      --------------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS                                       (3,707,186)              468,830       (505,231)         (3,670,785)
Amortization of loan fees                            314,208                                                  314,208
Interest expense                                   5,064,891             1,423,184                          3,641,707
                                         -------------------    ------------------    -----------      --------------
LOSS FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                              (9,086,285)             (954,354)      (505,231)         (7,626,700)
Income taxes                                      (2,450,000)             (431,000)      (136,412)(1)      (1,882,588)
                                         -------------------    ------------------                     --------------
LOSS FROM CONTINUING OPERATIONS
 AFTER INCOME TAXES                      $        (6,636,285)   $         (523,354)   $  (368,819)     $   (5,744,112)
                                         ===================    ==================    ===========      ==============
Basic and diluted loss per common
   share from continuing operations      $             (0.46)                                          $        (0.40)

Weighted average number of common                 14,385,359                                               14,385,359
   shares outstanding

                 See accompanying notes to unaudited pro forma
                      consolidated financial information.

                    VISION TWENTY-ONE, INC. AND SUBSIDIARIES

                        UNAUDITED PRO FORMA CONSOLIDATED
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999


                                                                HISTORICAL
                                                                 COMPANY
                                                            FOR THE SIX MONTHS
                                                                  ENDED                 DISPOSITION            PRO FORMA
                                                              JUNE 30, 1999             ADJUSTMENTS          CONSOLIDATED
                                                            -------------------      -----------------     ----------------
REVENUES:
    LADS operations, net                                    $       44,820,758                             $     44,820,758
    Managed care                                                    28,250,458                                   28,250,458
    Buying group                                                    19,154,456                                   19,154,456
                                                            ------------------                              ---------------
                                                                    92,225,672                                   92,225,672
                                                            ------------------                              ---------------
OPERATING EXPENSES:
    LADS operating expenses                                         39,177,099                                   39,177,099
    Medical claims                                                  20,719,569                                   20,719,569
    Cost of buying group sales                                      18,257,963                                   18,257,963
    General & administrative                                        12,138,227                                   12,138,227
    Depreciation & amortization                                      3,921,459       $       (449,549)(2)         3,471,910
    Start-up costs                                                     679,579                                      679,579
                                                            ------------------       ----------------       ---------------
Total operating expenses                                            94,893,896               (449,549)           94,444,347
                                                            ------------------       ----------------       ---------------

LOSS FROM CONTINUING OPERATIONS                                     (2,668,224)               449,549            (2,218,675)
Interest expense                                                     3,729,497             (1,440,000)(3)         2,289,497
Gain on sale of business                                              (511,063)                                    (511,063)
                                                            ------------------       ----------------       ---------------
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                 (5,886,658)             1,889,549            (3,997,109)
Income taxes
                                                            ------------------       ----------------       ---------------
LOSS FROM CONTINUING OPERATIONS AFTER INCOME TAXES          $       (5,886,658)      $      1,889,549       $    (3,997,109)
                                                            ===================      ================       ===============

Basic and diluted loss per common share
    from continuing operations                              $            (0.39)                             $         (0.27)

Weighted average number of common
    shares outstanding                                              15,071,244                                   15,071,244

                 See accompanying notes to unaudited pro forma
                      consolidated financial information.

                   VISION TWENTY-ONE, INC. AND SUBSIDIARIES

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                                 JUNE 30, 1999

                                                             HISTORICAL      RETAIL OPTICAL
                                                              COMPANY           CHAINS
                                                               AS OF             AS OF
                                                              JUNE 30,          JUNE 30,         DISPOSITION         PRO FORMA
                                                                1999              1999           ADJUSTMENTS        CONSOLIDATED
                                                           --------------     ------------     ---------------     --------------
ASSETS

 Current Assets:
     Cash and cash equivalents                             $    5,383,578                      $   3,000,000(4)    $    8,383,578
     Accounts receivable                                       16,423,680     $ (2,059,998)                            14,363,682
     Inventories                                                4,649,144       (3,347,705)                             1,301,439
     Prepaid expenses and other current assets                  3,408,495         (223,224)                             3,185,271
                                                           --------------     ------------     -------------       --------------
         Total current assets                                  29,864,897       (5,630,927)        3,000,000           27,233,970

 Fixed assets, net                                             17,225,714       (6,277,389)                            10,948,325
 Intangible assets, net                                       127,331,800      (23,453,179)                           103,878,621
 Deferred income taxes                                          6,300,000                                               6,300,000
 Other assets                                                   2,253,385         (109,796)                             2,143,589
                                                           ==============     ============     =============       ==============
         Total assets                                      $  182,975,796   $  (35,471,291)    $   3,000,000       $  150,504,505
                                                           ==============     ============     =============       ==============

LIABILITIES AND STOCKHOLDERS'
EQUITY
 Current liabilities:
     Accounts payable                                      $    3,619,745   $   (1,480,270)                        $    2,139,475
     Accrued expenses                                           6,257,840         (591,215)    $   1,400,000 (4)
                                                                                                   1,000,000 (4)        8,066,625
     Medical claims payable                                     4,696,138                                               4,696,138
     Accrued compensation                                       5,769,631       (1,593,274)                             4,176,357
     Accrued restructuring charge                               2,313,002                                               2,313,002
     Current portion of long-term debt                          2,813,048                                               2,813,048
     Current portion of obligations under capital leases          392,372                                                 392,372
                                                           --------------     ------------     -------------       --------------
         Total current liabilities                             25,861,776       (3,664,759)        2,400,000           24,597,017

 Deferred rent payable                                            213,482                                                 213,482
 Obligations under capital leases                                 269,860                                                 269,860
 Long-term debt, less current maturities                       76,957,062                        (33,600,000)(4)       43,357,062
 Deferred leasehold incentive                                     249,428         (249,428)
 Deferred income taxes                                          7,512,000                                               7,512,000

 Minority interest                                                346,424                                                 346,424

 Stockholders' Equity:
     Common stock                                                  15,431                                                  15,431
     Additional paid-in capital                                92,186,431                                              92,186,431
     Common stock to be issued                                    128,206                                                 128,206
     Deferred compensation                                       (246,285)                                               (246,285)
     Notes receivable from officer                               (172,984)                                               (172,984)
     Accumulated deficit                                      (20,345,035)                         2,642,896 (5)      (17,702,139)
                                                           --------------                      -------------       --------------
         Total stockholders' equity                            71,565,764                          2,642,896           74,208,660
                                                           --------------                      -------------       --------------

                                                           --------------     ------------     -------------       --------------
         Total liabilities and stockholders' equity        $  182,975,796     $ (3,914,187)    $ (28,557,104)      $  150,504,505
                                                           ==============     ============     =============       ==============



                 See accompanying notes to unaudited pro forma
                      consolidated financial information.

                    VISION TWENTY-ONE, INC. AND SUBSIDIARIES

                          NOTES TO UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL INFORMATION


(1) The adjustment reflects the reduced merger costs which were incurred as a result of the acquisition of Stein Optical.


(2) Amortization of intangible assets is calculated on a straight-line method over 25 and 30 years.


(3) The adjustment reflects the reduced interest expense on the Company's credit facility as a result of the disposition.

      Debt paydown        Interest Rate          Period        Interest Expense
      ------------        -------------          ------        ----------------
       $32,000,000            9.00%         1/1/99 - 6/30/99     $1,440,000


(4) The adjustment reflects the use of the estimated proceeds from the disposition.


(5) The adjustment reflects the estimated gain on the disposition calculated as such:


      Purchase price                                              $ 37,300,000
      Net assets                                                   (31,557,104)
      Accrued deal costs                                            (1,400,000)
      Accrued employee expenses                                     (1,000,000)
      Other costs paid out of proceeds                                (700,000)
                                                                  ------------
      Estimated gain                                              $  2,642,896
                                                                  ============

(c)   Exhibits

The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VISION TWENTY-ONE, INC.


                                       By: /s/ Richard T. Welch
                                          -------------------------------------
                                               Richard T. Welch
                                       Its:    Chief Financial Officer


Dated: September 14, 1999

                               INDEX TO EXHIBITS
                               -----------------


EXHIBIT
NUMBER    EXHIBIT
-------   -------


4.13* Credit Agreement dated as of January 30, 1998 among Vision Twenty-One, Inc. the Banks Party Hereto and Bank of Montreal as Agent.(1)

4.14* Amended and Restated Credit Agreement dated as of July 1, 1998 among Vision Twenty-One, Inc., and the Bank of Montreal as Agent for a consortium of banks.(2)

4.15* First Amendment to the Amended and Restated Credit Agreement dated as of February 23, 1999 among Vision Twenty-One, Inc., the Banks party hereto and Bank of Montreal as Agent for the Banks.(3)

4.16* Second Amendment to the Amended and Restated Credit Agreement dated as of June 11, 1999 among Vision Twenty-One, Inc., the Banks party hereto and Bank of Montreal as Agent for the Banks.(3)

4.17 Third Amendment to the Amended and Restated Credit Agreement dated as of August 30, 1999 by and among Vision Twenty-One, Inc., the Banks party hereto and Bank of Montreal as Agent for the Banks.

          (The Company is not filing any instrument with respect to long-term debt that does not exceed 10% of the total assets of the Company and the Company agrees to furnish a copy of such instrument to the Commission upon request.)

10.59* Credit Agreement dated as of January 30, 1998 among Vision Twenty-One, Inc., the Banks Party Hereto and Bank of Montreal as Agent filed as Exhibit 4.13 to this Report and incorporated herein by reference.

10.60* Amended and Restated Credit Agreement dated as of July 1, 1998 among Vision Twenty-One, Inc. the Banks Party Hereto and Bank of Montreal as Agent, filed as Exhibit 4.14 to this Report and incorporated herein by reference.

10.61* First Amendment to the Amended and Restated Credit Agreement dated as of February 23, 1999 among Vision Twenty-One, Inc., the Banks party hereto and Bank of Montreal as Agent for the Banks, filed as Exhibit
          4.15 to this Report and incorporated herein by reference.

10.62* Second Amendment to the Amended and Restated Credit Agreement dated as of June 11, 1999 among Vision Twenty-One, Inc., the Banks party thereto and Bank of Montreal as Agent for the Banks, filed as Exhibit
          4.16 to this Report and incorporated herein by reference.

10.65 Third Amendment to the Amended and Restated Credit Agreement dated as of August 30, 1999 by and among Vision Twenty-One, Inc., the Banks party hereto and Bank of Montreal as Agent for the Banks, filed as
          Exhibit 4.17 to this Report and incorporated herein by reference.

10.66 Asset Purchase Agreement entered into as of July 7, 1999 by and among Eye Care Centers of America, Inc., Vision Twenty-One, Inc. and The Complete Optical Laboratory, Ltd., Corp., a wholly owned subsidiary of the Company.

          Schedules (or similar attachments) have been omitted and the Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

99.0 Press Release dated September 1, 1999 announcing the completion of the sale of the Company's retail optical chains.
----------------

* Previously filed as an Exhibit in the Company filing identified in the footnote following the Exhibit Description and incorporated herein by reference.

          (1) Form 8-K filed February 10, 1998.
          (2) Form 8-K filed July 10, 1998.
          (3) Form 10-K filed June 18, 1999.




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